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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☑ Soliciting Material Pursuant to §240.14a-12

TriPath Imaging, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

This filing relates to a planned business combination between TriPath Imaging, Inc. (TriPath Imaging) and Becton, Dickinson and Company (“BD”) pursuant to the terms of a Merger Agreement among TriPath Imaging, BD and Timpani Acquisition Corp. dated September 8, 2006. The Merger Agreement has been filed with the Securities and Exchange Commission as an exhibit to the Report on Form 8-K filed by TriPath Imaging on September 8, 2006.
The following are letters that TriPath Imaging is sending to customers, distributors and suppliers on or about September 19, 2006. Enclosed with each letter will be TriPath Imaging’s press release announcing the Merger Agreement with BD, which was filed as Exhibit 99.1 to TriPath Imaging’s Report on Form 8-K filed on September 8, 2006.

U.S. Customer Letter
The following is the form of letter that TriPath Imaging, Inc. intends to send to its U.S. customers on or about September 19, 2006:
[TriPath Imaging Letterhead]
[Customer Address]
September XX, 2006
Dear «Contact_Name»:
We value the trust and confidence you’ve placed in TriPath Imaging, Inc. as we work together to improve the clinical management of cancer. We want to inform you that on September 8, 2006 we announced that we have signed a definitive merger agreement with BD (Becton, Dickinson and Company), pursuant to which BD has agreed to acquire the approximately 93.5% of the outstanding shares of TriPath Imaging, Inc. that BD does not currently own. The closing of this transaction is subject to customary conditions and is expected to close in the fourth quarter of calendar 2006.
Given the close working relationship that we have enjoyed with BD through our collaborative efforts to develop and commercialize our molecular diagnostic products, we are very pleased that BD shares our vision for diagnostic oncology and understands the opportunities for growth associated with both our current cervical cytology business featuring SurePath® and FocalPoint® and our emerging molecular diagnostic businesses. To this end, we believe that joining BD will provide the breadth of complementary technologies, market clout, and resources required to continue to drive our cervical cancer screening business and to accelerate the successful market introduction of our innovative molecular diagnostic products.
I want to assure you that the acquisition by BD will not affect the high quality of the products, equipment and services you have come to expect from TriPath Imaging. The acquisition of TriPath fits strategically with BD’s objective of expanding its presence in the cancer diagnostics market and provides for continued confidence in our ability to support our product lines and product development goals long-term.
Please be assured that our lab and clinician customers will continue to realize the benefits of the SurePath® liquid-based Pap test.
If you have any questions, please contact us at 1-866-TRIPATH. Thank you for your continued support of our products and services. We look forward to a continuing relationship with you and your clinician customers.
Sincerely,
Paul Sohmer, M.D.
President and CEO
Chairman of the Board
TriPath Imaging, Inc.
Encl. (1): Press Release

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
TriPath Imaging plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about BD, TriPath Imaging, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.
Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by BD and TriPath Imaging through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from TriPath Imaging by contacting TriPath Imaging, Inc., Investor Relations, 780 Plantation Drive, Burlington, NC 27215.
TriPath Imaging and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding TriPath Imaging’s directors and executive officers is contained in TriPath Imaging’s Form 10-K for the year ended December 31, 2005, its proxy statement for the 2006 annual meeting of stockholders and its Reports on Form 8-K filed with the SEC on June 30, 2006, July 25, 2006 and September 8, 2006. As of August 31, 2006, TriPath Imaging’s directors and executive officers beneficially owned approximately 2,093,377 shares, or 5.4%, of TriPath Imaging’s common stock. A more complete description will be available in the Proxy Statement.
SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
Statements in this document regarding the proposed transaction between BD and TriPath Imaging, the expected timetable for completing the transaction, benefits of the transaction, future opportunities for the combined company and any other statements about TriPath Imaging managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the need for approval of the transaction by TriPath stockholders, the ability to consummate the transaction; the ability to realize anticipated efficiencies and opportunities; and other factors described in TriPath Imaging’s Annual Report on Form 10-K for the year ended December 31, 2005 and its most recent quarterly report filed with the SEC.

Non-U.S. Customer Letter
The following is the form of letter that TriPath Imaging, Inc. intends to send to its non-U.S. customers on or about September 19, 2006:
[TriPath Imaging Letterhead]
[Customer Address]
September XX, 2006
To Our Customers:
We value the trust and confidence you’ve placed in TriPath Imaging, Inc. as we work together to improve the clinical management of cancer. We want to inform you that on September 8, 2006 we announced that we have signed a definitive merger agreement with BD (Becton, Dickinson and Company), pursuant to which BD has agreed to acquire the approximately 93.5% of the outstanding shares of TriPath Imaging, Inc. that BD does not currently own. The closing of this transaction is subject to customary conditions and is expected to close in the fourth quarter of calendar 2006.
Given the close working relationship that we have enjoyed with BD through our collaborative efforts to develop and commercialize our molecular diagnostic products, we are very pleased that BD shares our vision for diagnostic oncology and understands the opportunities for growth associated with both our current cervical cytology business featuring SurePath® and FocalPoint® and our emerging molecular diagnostic businesses. To this end, we believe that joining BD will provide the breadth of complementary technologies, market clout, and resources required to continue to drive our cervical cancer screening business and to accelerate the successful market introduction of our innovative molecular diagnostic products.
I want to assure you that the acquisition by BD will not affect the high quality of the products, equipment and services you have come to expect from TriPath Imaging. The acquisition of TriPath fits strategically with BD’s objective of expanding its presence in the cancer diagnostics market and provides for continued confidence in our ability to support our product lines and product development goals long-term.
Please be assured that our lab and clinician customers will continue to realize the benefits of the SurePath® liquid-based Pap test.
If you have any questions, please contact TriPath Imaging at 1-866-TRIPATH.
Thank you for your continued support of our products and services.
Sincerely,
Paul Sohmer, M.D.
President and CEO
Chairman of the Board
TriPath Imaging, Inc.
Encl. (1): Press Release

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
TriPath Imaging plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about BD, TriPath Imaging, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.
Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by BD and TriPath Imaging through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from TriPath Imaging by contacting TriPath Imaging, Inc., Investor Relations, 780 Plantation Drive, Burlington, NC 27215.
TriPath Imaging and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding TriPath Imaging’s directors and executive officers is contained in TriPath Imaging’s Form 10-K for the year ended December 31, 2005, its proxy statement for the 2006 annual meeting of stockholders and its Reports on Form 8-K filed with the SEC on June 30, 2006, July 25, 2006 and September 8, 2006. As of August 31, 2006, TriPath Imaging’s directors and executive officers beneficially owned approximately 2,093,377 shares, or 5.4%, of TriPath Imaging’s common stock. A more complete description will be available in the Proxy Statement.
SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
Statements in this document regarding the proposed transaction between BD and TriPath Imaging, the expected timetable for completing the transaction, benefits of the transaction, future opportunities for the combined company and any other statements about TriPath Imaging managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the need for approval of the transaction by TriPath stockholders, the ability to consummate the transaction; the ability to realize anticipated efficiencies and opportunities; and other factors described in TriPath Imaging’s Annual Report on Form 10-K for the year ended December 31, 2005 and its most recent quarterly report filed with the SEC.

Distributor Letter
The following is the form of letter that TriPath Imaging, Inc. intends to send to its non-U.S. distributors on or about September 19, 2006:
[TriPath Imaging Letterhead]
[Distributor Address]
September XX, 2006
Dear TriPath Distributor:
TriPath Imaging values the trust and confidence you have placed in our Company as we work together to improve the clinical management of cancer. We want to inform you that on September 8, 2006 we announced that we have signed a definitive merger agreement with BD (Becton, Dickinson and Company), pursuant to which BD has agreed to acquire the approximately 93.5% of the outstanding shares of TriPath Imaging, Inc. that BD does not currently own. The closing of this transaction is subject to customary conditions and is expected to close in the fourth quarter of calendar 2006.
Given the close working relationship that we have enjoyed with BD through our collaborative efforts to develop and commercialize our molecular diagnostic products, we are very pleased that BD shares our vision for diagnostic oncology and understands the opportunities for growth associated with both our current cervical cytology business featuring SurePath® and FocalPoint® and our emerging molecular diagnostic businesses. To this end, we believe that joining BD will provide the breadth of complementary technologies, market clout, and resources required to continue to drive our cervical cancer screening business and to accelerate the successful market introduction of our innovative molecular diagnostic products.
I want to assure you that the acquisition by BD will not affect the high quality of the products, equipment and services you have come to expect from TriPath Imaging. The acquisition of TriPath fits strategically with BD’s objective of expanding its presence in the cancer diagnostics market and provides for continued confidence in our ability to support our product lines and product development goals long-term.
Please be assured that your lab and clinician customers will continue to realize the benefits of the SurePath® liquid-based Pap test.
If you have any questions regarding this matter please do not hesitate to contact me directly.
With kind regards,
Paul Holt
Vice President
World Wide Sales and Service
TriPath Imaging, Inc.
Pholt@TriPathImaging.com
Encl. (1): Press Release

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
TriPath Imaging plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about BD, TriPath Imaging, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.
Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by BD and TriPath Imaging through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from TriPath Imaging by contacting TriPath Imaging, Inc., Investor Relations, 780 Plantation Drive, Burlington, NC 27215.
TriPath Imaging and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding TriPath Imaging’s directors and executive officers is contained in TriPath Imaging’s Form 10-K for the year ended December 31, 2005, its proxy statement for the 2006 annual meeting of stockholders and its Reports on Form 8-K filed with the SEC on June 30, 2006, July 25, 2006 and September 8, 2006. As of August 31, 2006, TriPath Imaging’s directors and executive officers beneficially owned approximately 2,093,377 shares, or 5.4%, of TriPath Imaging’s common stock. A more complete description will be available in the Proxy Statement.
SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
Statements in this document regarding the proposed transaction between BD and TriPath Imaging, the expected timetable for completing the transaction, benefits of the transaction, future opportunities for the combined company and any other statements about TriPath Imaging managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the need for approval of the transaction by TriPath stockholders, the ability to consummate the transaction; the ability to realize anticipated efficiencies and opportunities; and other factors described in TriPath Imaging’s Annual Report on Form 10-K for the year ended December 31, 2005 and its most recent quarterly report filed with the SEC.

Supplier Letter
The following is the form of letter that TriPath Imaging, Inc. intends to send to its suppliers on or about September 19, 2006:
[TriPath Imaging Letterhead]
[Supplier Address]
September XX, 2006
Dear «Contact_Name»:
We value the trust and confidence you’ve placed in TriPath Imaging, Inc. as we work together to improve the clinical management of cancer. We want to inform you that on September 8, 2006 we announced that we have signed a definitive merger agreement with BD (Becton, Dickinson and Company), pursuant to which BD has agreed to acquire the approximately 93.5% of the outstanding shares of TriPath Imaging, Inc. that BD does not currently own. The closing of this transaction is subject to customary conditions and is expected to close in the fourth quarter of calendar 2006.
Given the close working relationship that we have enjoyed with BD through our collaborative efforts to develop and commercialize our molecular diagnostic products, we are very pleased that BD shares our vision for diagnostic oncology and understands the opportunities for growth associated with both our current cervical cytology business featuring SurePath® and FocalPoint® and our emerging molecular diagnostic businesses. To this end, we believe that joining BD will provide the breadth of complementary technologies, market clout, and resources required to continue to drive our cervical cancer screening business and to accelerate the successful market introduction of our innovative molecular diagnostic products.
The acquisition of TriPath fits strategically with BD’s objective of expanding its presence in the cancer diagnostics market and provides for continued confidence in our ability to support our customers, product lines and product development goals long-term.
For now, I want to assure you that all contracts, purchase orders, shipping locations and relationships remain in place exactly as before, as will the personnel with whom you currently deal at TriPath. As detailed plans take shape, we intend to inform you about any new opportunities that may become available to you and your company.
If you have any questions, please contact us at 1-866-TriPath. Thank you for your continued support of our products and services. We look forward to a continuing relationship with you.
Sincerely,
Paul Sohmer, M.D.
President and CEO
Chairman of the Board
TriPath Imaging, Inc.
Encl. (1): Press Release

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
TriPath Imaging plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about BD, TriPath Imaging, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.
Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by BD and TriPath Imaging through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from TriPath Imaging by contacting TriPath Imaging, Inc., Investor Relations, 780 Plantation Drive, Burlington, NC 27215.
TriPath Imaging and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding TriPath Imaging’s directors and executive officers is contained in TriPath Imaging’s Form 10-K for the year ended December 31, 2005, its proxy statement for the 2006 annual meeting of stockholders and its Reports on Form 8-K filed with the SEC on June 30, 2006, July 25, 2006 and September 8, 2006. As of August 31, 2006, TriPath Imaging’s directors and executive officers beneficially owned approximately 2,093,377 shares, or 5.4%, of TriPath Imaging’s common stock. A more complete description will be available in the Proxy Statement.
SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
Statements in this document regarding the proposed transaction between BD and TriPath Imaging, the expected timetable for completing the transaction, benefits of the transaction, future opportunities for the combined company and any other statements about TriPath Imaging managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the need for approval of the transaction by TriPath stockholders, the ability to consummate the transaction; the ability to realize anticipated efficiencies and opportunities; and other factors described in TriPath Imaging’s Annual Report on Form 10-K for the year ended December 31, 2005 and its most recent quarterly report filed with the SEC.